Fund:            Pegasus Short Bond Fund


Formula:         YIELD = 2[  (a-b +1) -1]
                              ----
                               cd


Where:                 a=    income for the period as defined by SEC rules
                       b=    expenses accrued for the period
                       c=    the average daily numbers of shares outstanding
                             during the period that were entitled to receive dividends
                       d=    the maximum offering price per share on the last
                             day of the period


         Total Fund:         Income Earned (30 Days)           1,159,066
                             Expenses accrued (30 Days)          108,161
                             Average # Shares (30 Days)       22,618,174



         For the period ended November 20, 1997. These factors were:

                 a= Class I                   $ 1,146,071
                    Class A                   $    12,265
                    Class B                   $       730

                 b= Class I                   $   106,331
                    Class A                   $     1,637
                    Class B                   $       192

                 c= Class I                    22,364,580
                    Class A                       239,341
                    Class B                        14,253

                 d= Class I                   $     10.13
                    Class A                   $     10.23
                    Class B                   $     10.04


            Yield=  Class I                          5.75%
                    Class A                          5.27%
                    Class B                          4.55%

Total Return Calculations


Fund:      Pegasus Short Bond Fund


           Aggregate Total Return

Formula:   T = (ERV/P)-1


Where:     T =   aggregate total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000

           Since inception:     12/31/83 through 6/30/97

           No sales Load        (2,773.58/1000)-1    =   177.36%

           1% Sales Load        (2,745.84/1000)-1    =   174.59%


           Average Annual Total Return

Formula:                 ERV  1/n
           T =      [(---------) - 1]
                         P

Where:     T =   average annual total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000
           n =   period covered by the computation, expresses in terms of
                 years

           Since inception:     12/31/83 through 6/30/97

           No sales Load        (2,773.58/1000)circumflex(365/4930)-1 = 7.85%

           1% Sales Load        (2,745.84/1000)circumflex(365/4930)-1 = 7.77%

Fund:       Pegasus High Yield Bond Fund

Formula:    YIELD = 2[  (a-b +1) -1]
                         ---
                          cd

Where: a= income for the period as defined by SEC rules b= expenses accrued for the period c= the average daily numbers of shares outstanding during the period that were entitled to receive dividends
               d= the maximum offering price per share on the last
                  day of the period


           Total Fund:    Income Earned (30 Days)            320,224
                          Expenses accrued (30 Days)          34,715
                          Average # Shares (30 Days)       4,243,231



           For the period ended November 20, 1997. These factors were:

                   a=   Class I               $  319,644
                        Class A               $      350
                        Class B               $      229

                   b=   Class I               $   34,618
                        Class A               $       47
                        Class B               $       50

                   c=   Class I                4,235,706
                        Class A                    4,489
                        Class B                    3,035

                   d=   Class I               $    10.20
                        Class A               $    10.61
                        Class B               $    10.12


              Yield=    Class I                     8.05%
                        Class A                     7.75%
                        Class B                     7.11%


Total Return Calculations


Fund:      Pegasus High Yield Bond Fund


           Aggregate Total Return

Formula:                ERV


Where:     T =   aggregate total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000

           Since inception:     07/01/97 through 10/31/97

           No sales Load        (1,017.85/1000)-1        =     1.79%

           4.5% Sales Load      (972.05/1000)-1          =     2.79%

           Average Annual Total Return

Formula:                 ERV  1/n
           T =      [(---------) - 1]
                          P

Where:     T =   average annual total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000
           n =   period covered by the computation, expresses in terms of
                 years

           Since inception:     07/01/97 through 10/31/97

           No sales Load        (1,017.89/1000)circumflex(365/123)-1 = 1.79%

           4.5% Sales Load      (972.05/1000)circumflex(365/123)-1 =   -2.79%

Fund:     Pegasus Intermediate Municipal Bond Fund


Formula:  YIELD = 2[(a-b+1)-1]
                  ------------
                      cd


Where: a= income for the period as defined by SEC rules b= expenses accrued for the period c= the average daily numbers of shares outstanding during the period that were entitled to receive dividends
              d= the maximum offering price per share on the last
                 day of the period


     Total Fund: Income Earned (30 Days)            1,582,010
                 Expenses accrued (30 Days)           196,075
                 Average # Shares (30 Days)        32,228,965



           For the period ended November 20, 1997. These factors were:

                   a=   Class I             $ 1,503,872
                        Class A             $    75,342
                        Class B             $     2,796

                   b=   Class I             $   182,173
                        Class A             $    12,989
                        Class B             $       913

                   c=   Class I              30,638,457
                        Class A               1,533,487
                        Class B                  57,021

                   d=   Class I             $     12.26
                        Class A             $     12.63
                        Class B             $     12.24


              Yield=    Class I                    4.26%
                        Class A                    3.89%
                        Class B                    3.26%

Total Return Calculations


Fund:      Pegasus Intermediate Municipal Bond Fund


           Aggregate Total Return

Formula:   T =   (ERV/P)-1


Where:     T =   aggregate total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000

           Since inception:   03/01/88 through 6/30/97

           No sales Load      (1,923.28/1000)-1      =     92.33%

           3% Sales Load      (1,865.58/1000)-1      =     86.56%


           Average Annual Total Return

Formula:              ERV  1/n
           T =   [(---------) - 1]
                       P

Where:     T =   average annual total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000
           n =   period covered by the computation, expresses in terms of
                 years

           Since inception:    03/01/88 through 6/30/97

           No sales Load       (1,923.28/1000)circumflex(365/3410)-1 = 7.26%

           3% Sales Load       (1,865.58/1000)circumflex(365/3410)-1 = 6.91%

Fund:         Pegasus Multi Sector Bond Fund


Formula:      YIELD = 2[  (a-b +1) -1]
                           ---
                           cd


Where: a= income for the period as defined by SEC rules b= expenses accrued for the period c= the average daily numbers of shares outstanding during the period that were entitled to receive dividends
                   d= the maximum offering price per share on the last day of the period


           Total Fund: Income Earned (30 Days)              561,539
                       Expenses accrued (30 Days)            56,572
                       Average # Shares (30 Days)        13,259,533



           For the period ended November 20, 1997. These factors were:

                   a=   Class I              $   518,828
                        Class A              $    40,414
                        Class B              $     2,297

                   b=   Class I              $    50,499
                        Class A              $     5,497
                        Class B              $       576

                   c=   Class I               12,250,005
                        Class A                  956,019
                        Class B                   56,510

                   d=   Class I              $      8.00
                        Class A              $      8.23
                        Class B              $      7.99


              Yield=    Class I                     5.80%
                        Class A                     5.38%
                        Class B                     4.88%

Total Return Calculations


Fund:      Pegasus Multi Sector Bond Fund


           Aggregate Total Return

Formula:   T =   (ERV/P)-1


Where:     T =   aggregate total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000

           Since inception:    03/05/93 through 6/30/97

           No sales Load       (1,266.61/1000)-1       =     26.66%

           3% Sales Load       (1,228.61/1000)-1       =     22.86%


           Average Annual Total Return

Formula:                 ERV  1/n
           T =      [(---------) - 1]
                          P

Where:     T =   average annual total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000
           n =   period covered by the computation, expresses in terms of
                 years

           Since inception:   03/05/93 through 6/30/97

           No sales Load      (1,266.61/1000)circumflex(365/1579)-1 = 5.62%

           3% Sales Load      (1,228.61/1000)circumflex(365/1579)-1 = 4.87%

Total Return Calculations


Fund:      Pegasus Managed Asset Conservative Fund


           Aggregate Total Return

Formula:   T =      (ERV/P)-1


Where:     T =   aggregate total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000

           Since inception:   1/23/86 through 6/30/97

           No sales Load      (3,505.63/1000)-1     =     250.56%

           5% Sales Load      (3,330.50/1000)-1     =     233.05%


           Average Annual Total Return

Formula:                ERV   1/n
           T =      [(---------) - 1]
                         P

Where:     T =   average annual total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000
           n =   period covered by the computation, expresses in terms of
                 years

           Since inception:    1/23/86 through 6/30/97

           No sales Load       (3,505.63/1000)circumflex(365/4177)-1 = 11.59%

           5% Sales Load       (3,330.50/1000)circumflex(365/4177)-1 = 11.09%

Total Return Calculations


Fund:      Pegasus International Bond Fund


           Aggregate Total Return

Formula:   T =   (ERV/P)-1


Where:     T =   aggregate total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000

           Since inception:      09/30/89 through 6/30/97

           No sales Load         (2,070.22/1000)-1     =     107.02%

           4.5% Sales Load       (1,977.06/1000)-1     =     97.71%


           Average Annual Total Return


Formula:                ERV   1/n
           T =      [(---------) - 1]
                         P

Where:     T =   average annual total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000
           n =   period covered by the computation, expresses in terms of
                 years

           Since inception:     09/30/89 through 6/30/97

           No sales Load        (2,070.22/1000)circumflex(365/2831)-1 = 9.84%

           4.5% Sales Load      (1,977.06/1000)circumflex(365/2831)-1 = 9.19%

Total Return Calculations


Fund:      Pegasus Small Cap Opportunity Fund


           Aggregate Total Return

Formula:   T =   (ERV/P)-1


Where:     T =   aggregate total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000

           Since inception:     06/30/72 through 6/30/97

           No sales Load        (10,419.76/1000)-1     =     941.98%

           5% Sales Load        (9,898.99/1000)-1      =     889.91%


           Average Annual Total Return

Formula:                ERV   1/n
           T =      [(---------) - 1]
                         P

Where:     T =   average annual total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000
           n =   period covered by the computation, expresses in terms of
                 years

           Since inception:    06/30/72 through 6/30/97

           No sales Load       (10,419.76/1000)circumflex(365/9131)-1 = 9.83%

           5% Sales Load       (9,898.99/1000)circumflex(365/9131)-1 = 9.60%

Total Return Calculations


Fund:      Pegasus Equity Income Fund


           Aggregate Total Return

Formula:   T =   (ERV/P)-1


Where:     T =   aggregate total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000

           Since inception:   03/31/67 through 6/30/97

           No sales Load      (19,024.79/1000)-1     =     1802.48%

           5% Sales Load      (18,073.55/1000)-1     =     1707.41%


           Average Annual Total Return

Formula:                ERV   1/n
           T =      [(---------) - 1]
                         P

Where:     T =   average annual total return
           erv = redeemable value at the end of the period of a
                 hypothetical $1,000 investment made at the beginning
                 of the period.
           p =   initial investment of $1,000
           n =   period covered by the computation, expresses in terms of
                 years

           Since inception:  03/31/67 through 6/30/97

           No sales Load     (19,024.79/1000)circumflex(365/1579)-1 = 10.23%

           5% Sales Load     (18,073.55/1000)circumflex(365/1579)-1 = 10.04%

Pegasus Municipal Cash Management Fund

Class I

The seven-day period ended November 30, 1997


Day 1:       0.00009541500
Day 2:       0.00009549300
Day 3:       0.00009575900
Day 4:       0.00009576000
Day 5:       0.00000630100
Day 6:       0.00009646700
Day 7:       0.00009646700

                    0.00067166200 = Base period Return (bpr)


Annualized Yield = (bpr/1) x 365/7
Annualized Yield =                              3.502%

Annualized Yield = (bpr+1) x 365/7-1
Annualized Yield =                              3.563%


Pegasus Municipal Cash Management Fund

Class S

The seven-day period ended November 30, 1997


Day 1:       0.00008856600
Day 2:       0.00008864400
Day 3:       0.00008891000
Day 4:       0.00008891000
Day 5:       0.00008945200
Day 6:       0.00008961800
Day 7:       0.00008961800

                    0.00062371800 = Base period Return (bpr)


Annualized Yield = (bpr/1) x 365/7
Annualized Yield =                              3.252%

Annualized Yield = (bpr+1) x 365/7-1
Annualized Yield =                              3.305%

Pegasus Treasury Cash Management Fund

Class I

The seven-day period ended November 30, 1997


Day 1:       0.00014278700
Day 2:       0.00014285900
Day 3:       0.00014497600
Day 4:       0.00014497600
Day 5:       0.00014880500
Day 6:       0.00014880500
Day 7:       0.00014884700

               0.00102205500 = Base period Return (bpr)


Annualized Yield = (bpr/1) x 365/7
Annualized Yield =                           5.329%

Annualized Yield = (bpr+1) x 365/7-1
Annualized Yield =                           5.471%


Pegasus Treasury Cash Management Fund

Class S

The seven-day period ended November 30, 1997


Day 1:       0.00013594300
Day 2:       0.00013600000
Day 3:       0.00013811200
Day 4:       0.00013811200
Day 5:       0.00014195900
Day 6:       0.00014195900
Day 7:       0.00014195900

               0.00097404400 = Base period Return (bpr)


Annualized Yield = (bpr/1) x 365/7
Annualized Yield =                           5.079%

Annualized Yield = (bpr+1) x 365/7-1
Annualized Yield =                           5.208%